UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

EUDA Health Holdings Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40678	n/a
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Pemimpin Drive #12-07

One Pemimpin Singapore 576151

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +65 6268 6821

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	EUDA	NASDAQ Stock Market LLC
Redeemable Warrants	EUDAW	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Agreement With CEO

As disclosed on the Form 8-K filed by EUDA Health Holdings Limited (“EUDA” or the “Company”) on May 26, 2023, EUDA issued to Dr. Kelvin Chen, EUDA’s CEO, 850,306 restricted ordinary shares at $1.00 per share pursuant to a settlement agreement between Dr. Chen and EUDA, dated May 16, 2023 (the “Chen Settlement Agreement”) in full satisfaction of Dr. Chen’s claim for unpaid loans in the aggregate principal amount of $850,306 (or approximately S$1,136,264.06) of Kent Ridge Healthcare Singapore Pte Ltd. (“KRHSG”), a wholly-owned subsidiary of EUDA. In order to comply with Nasdaq’s shareholder approval requirement for issuance of stock to an executive officer of a company pursuant to Nasdaq Listing Rule 5635(c), EUDA, KRHSG and Dr. Chen amended the Chen Settlement Agreement by entering into a Supplemental Agreement (the “Supplemental Agreement”) on June 6, 2023, so that the shares issued to Dr. Chen would be issued at a per share price not less than the closing bid price of $1.47 per share on May 15, 2023, the day prior to the execution of the Chen Settlement Agreement.. Pursuant to the Supplemental Agreement, Dr. Chen has agreed to release and discharge KRHSG of all claims in return for 578,439 ordinary shares at $1.47 per share, the closing bid price of EUDA ordinary shares on May 15, 2023. Dr. Chen has agreed to forfeit and surrender 271,867 ordinary shares of the 850,306 ordinary shares issued to him on May 16, 2023.

The foregoing description of the Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Supplement Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Amendments to Prepaid Forward Agreements

As disclosed on the Form 8-Ks filed by EUDA on November 7, 2022 and November 14, 2022, EUDA and certain institutional investors (the “Sellers”) entered into agreements (the “Prepaid Forward Agreements”) for equity prepaid forward transactions (the “Prepaid Forward Transactions”). On June 8, 2023, EUDA and the Sellers entered into amendments to the Prepaid Forward Agreements (together, the “Amendments”), to amend the definition of “Maturity Consideration,” such that, Maturity Consideration shall consist of 800,000 ordinary shares of EUDA to be issued to the each Seller by EUDA. Pursuant to the Prepaid Forward Agreements, the maturity date of the Prepaid Forward Transactions (the “Maturity Date”) may be accelerated by the Sellers after any occurrence wherein during any 30 consecutive trading-day period, the dollar volume-weighted average price of EUDA’s ordinary shares for 20 trading days is less than $3.00 per share. Pursuant to the Amendments, the parties agreed that the Prepaid Forward Transactions shall be accelerated as of the date of the Amendments, and accordingly, the 800,000 ordinary shares (or 1,600,000 ordinary shares in the aggregate), became immediately due and payable to the Sellers upon execution of the Amendments. The Amendments provide the Sellers with registration rights for the ordinary shares issuable as Maturity Consideration, and also prohibit the Sellers from selling such ordinary shares on any exchange business day in an amount greater than 15% of the daily trading volume of EUDA’s ordinary shares on such day. In addition, as of June 8, 2023 (the “Maturity Date”), the Sellers became entitled to retain (a) the remaining prepayment amount paid from EUDA’s trust account to the Sellers upon consummation of EUDA’s business combination, and (b) the remaining ordinary shares held by each Seller that were subject to the Prepaid Forward Transactions. Pursuant to the Amendments, no other fees, consideration or other amounts are due to the Seller or EUDA upon the Maturity Date.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the two Amendments, filed as Exhibits 10.2 and 10.3 to this Current Report and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth above in Item 1.01 under “Amendments to Prepaid Forward Agreements” of this Current Report regarding the acceleration of the Maturity Date of the Prepaid Forward Agreements to June 8, 2023 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 under “Amendments to Prepaid Forward Agreements” of this Current Report is incorporated by reference herein. The 1,600,000 ordinary shares issuable as Maturity Consideration are being issued and sold by EUDA to the Sellers in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Director Appointment

On June 6, 2023, the Board of Directors of the Company (the “Board”) appointed an incumbent director, Alfred Lim, as the Company’s Executive Director, effective immediately. In connection with his appointment, Mr. Lim resigned as a member of the Board’s Audit Committee, as the chairperson of the Board’s Corporate Governance and Nominating Committee, and as a member of the Board’s Compensation Committee, effective as of June 6, 2023.

As of the date of this Report, the Board comprises the following five (5) individuals:

●	Kelvin Chen, CEO and Executive Director
●	Alfred Lim, Executive Director
●	Eric Lew, Chairman of the Board, Independent Director
●	Ajay Kumar Rajpal, Independent Director
●	Kong-Yew Wong, Independent Director

As of the date of this Report, composition of the Board Committees is as follows:

●	The Audit Committee consists of Ajay Kumar Rajpal (Chairman), Eric Lew, and Kong-Yew Wong.
●	The Corporate Governance and Nominating Committee consists of Kong-Yew Wong (Chairman), Eric Lew, and Ajay Kumar Rajpal.
●	The Compensation Committee consists of Eric Lew (Chairman), Ajay Kumar Rajpal, and Kong-Yew Wong.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Supplemental Agreement among the Company, Kent Ridge Health Singapore Pte Ltd and Dr. Kelvin Chen, dated June 6, 2023.
10.2	Amendment to Prepaid Forward Agreement between the Company and HB Strategies LLC, dated June 8, 2023.
10.3	Amendment to Prepaid Forward Agreement between the Company and Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, dated June 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2023

EUDA Health Holdings Limited

	By:	/s/ Wei Wen Kelvin Chen
	Name:	Wei Wen Kelvin Chen
	Title:	Chief Executive Officer